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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-3 (File No.
33-     ) of our report dated February 3, 1995, except for note P, as to which the date is March 17, 1995, on our audits of the consolidated financial statements of Tekelec. We also consent to the reference to our firm under the caption "Experts."

COOPERS & LYBRAND L.L.P.

Sherman Oaks, California
April 12, 1995